Exhibit 10.02


THIS AGREEMENT is made on this lst day of July 1999, between Purchase Plus Buyers Group, (hereinafter PPBG) Buyer, an Ohio corporation and HealthLink International (hereinafter HLI), Seller, a Nevada corporation qualified to do business in the state of Ohio.

                                    RECITALS
                                    --------


WHEREAS, PPBG, the Buyer desires to acquire the right to have health care benefits provided by the HLI, the Seller to its representatives at the price and under terms and conditions specified below

WHEREAS, PPBG, the Buyer desires to acquire the right to redesignate (private label) ULI products and services as its own and to further market these same products and services to its consumers throughout North America.

WHEREAS, ULI, the Seller desires to acquire the right to use the discounted products and services of PPBG, the Buyer, as a benefit under their discounted consumer products division.

                                  CONSIDERATION
                                  -------------

THEREFORE, in consideration of the mutual promises and agreements expressed in this instrument, the Parties agree to be bound by the terms of this document


                            PENCUNIARY CONSIDERATION
                            ------------------------

THEREFORE, in consideration for the exchange of products and services PPBG, the Buyer, shall remit the sum of $32.35 per year for each and every individual that shall choose to become enrolled and avail themselves of the rights and benefits of membership.

                                   CONDITIONS
                                   ----------
                               Condition Precedent
The rights and obligations of the Parties are expressly made subject to the followin8 condition precedent: the Seller must first contract for and obtain the rights to both the services and provider base required by PPBG.
                              Condition Subsequent
In the event HLI shall fail to successfully negotiate for the services and providers required by PPBG this contract and all rights granted under this contract will terminate.
                  (This paragraph continues on the next page.)




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                            Condition of Satisfaction

The obligation of the buyer to provide consideration in conditioned on the delivery of health care benefits by HLI. The Seller shall have sole right to determine whether such delivery is satisfactory to their subjective standards, regardless of objective standards or the opinion of others.

                                INDEMNIFICATION
                                ---------------


PPBG, the Buyer agrees to indemnify HLI, the Seller for all losses incurred on account of any injury, damage or pecuniary deficit which arises as a result of the acts or omissions of PPBG, its agents or employees in the performance of this contract.

HLI, the Seller agrees to indemnify PPBG, the Buyer for all losses incurred on account of any injury, damage or pecuniary deficit which arises as a result of the acts or omissions of HLI, its agents or employees in the performance of this contract.

                               EXCULPATORY CLAUSE
                               ------------------

PPBG agrees to hold HLI harmless for losses incurred on account of any injury to person or damage to property sustained as a result of the acts and omissions, including the negligent acts and omissions, of HLI or their agents or employees in the performance of this contract.

HLI agrees to hold PPBG harmless for losses incurred on account of any injury to person or damage to property sustained as a result of the acts and omissions, including the negligent acts and omissions, of PPBG or their agents or employees in performance of this contract

                             FOURCE MAJEURE CLAUSE
                             ---------------------


If HLI is prevented from completing performance of any or all of its obligations under this Agreement by an act of God or any other occurrence beyond its control, then it will be excused from further performance on notice to PPBG stating the reason for the nonperformance.

The parties understand that performance by HLI may be interrupted or delayed by an occurrence outside of its control, including but not limited to the following: an act of God, war, riot, sovereign conduct, or conduct of third parties. If that should occur, HLI

                   (This paragraph continues on the next page)






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



will he excused from performance for as long as it is reasonably necessary to complete performance. In case of any dispute as to the parties will submit the matter to arbitration.


                                  TERMINATION
                                  -----------

The term of this agreement shall be 2 years with automatic renewal
Either party may terminate this agreement by the giving of 30 days written notice to the other party.

                               ARBITRATION CLAUSE
                               ------------------

Any controversy or claim arising out of or relating to this contract, or breach thereof, will be settled by arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                                 ATTORNEY'S FEES
                                 ---------------

No attorneys fees shall be awarded as a result of litigation stemming from this contract except that the prevailing party shall have the right to recover from its adversary party the reasonable cost associated with the support of such litigation.


                            INTEGRATION of AGREEMENT
                            ------------------------

This agreement supersedes any prior written or oral agreements between the regarding the subject matter of the agreement, and contains all covenants and agreements between the parties with respect to that subject matter. Each party to this agreement acknowledges that no representations, inducements, promises, or agreements orally or written, have been made by any party, or anyone acting on behalf of any party, other than those embodied in this agreement, and no other agreement, and that no other agreement, statement, or promise not contained in this agreement will be valid or binding.

                      ENTIRETY and SEVERABILITY PROVISIONS
                      ------------------------------------


This agreement is indivisible as to all of the performances to be rendered under it Breach of any obligation to be performed by PPBG constitutes a breach of the entire agreement and will give HLI the right to terminate this agreement, a breach by HLI shall confer reciprocal rights on PPBG.






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

                              CHOICE of LAW CLAUSE
                              --------------------


This agreement will be governed by and construed in accordance with the laws of the State of Ohio.


                              EFFECTS of CAPTIONS
                              -------------------

Captions of this section are for convenience and reference only and the words contained must not be held to modify, amplify, or aid in the interpretation of the provisions of this agreement.

                             ASSIGNABILITY CLAUSES
                             ---------------------

This agreement may not be assigned in part or in whole except as an entire transfer in sale or as a result of the joint written agreement of both PPBG and of FILL. The consent to a mutually agreed upon transfer will not be unreasonably withheld.

                                NOTICE PROVISIONS
                                -----------------

Any notice to be given under this agreement by either party to the other must be in writing and may be effected by personal delivery, registered or certified mail, return receipt requested.

                                 EXECUTION BLOCK
                                 ---------------

Executed on July 1,1999 at Westerville Ohio

Purchase Plus Buyers Group Inc.                    HealthLink International Inc.


By                                                 By




Gene Armold,                                       Hugh McDonald,
President                                          CEO

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